WINSLOW GREEN GROWTH FUND

                         Supplement Dated July 14, 2004
                         to Prospectus Dated May 1, 2004

Effective July 12, 2004, Adams, Harkness & Hill, Inc., the Fund's investment adviser through its primary asset management division, Winslow Management Company, will be located at 99 High Street, Boston, MA 02110.

As of August 16, 2004, the following amendments to the Fund's Prospectus will become effective:

The section entitled "Fee Tables" on page 10 of the Prospectus is amended by deleting the chart relating to Shareholder Fees and Annual Fund Operating Expenses and replacing it with the following chart:

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)                           None
Maximum Sales Charge (Load) Imposed on  Reinvested                None
Distributions
Maximum  Deferred  Sales Charge (Load)                            None
Redemption Fee (as a percentage of amount redeemed)               2.00%(1)
Exchange Fee (as a percentage of amount redeemed)                 2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)(2)
Management Fees                                                   0.90 %
Distribution (12b-1) Fees                                         None
Other Expenses                                                    1.00 %
TOTAL ANNUAL FUND OPERATING EXPENSES                              1.90 %
Fee Waiver and Expense Reimbursement (3)                          (0.45)%
NET EXPENSES                                                      1.45 %

(1) If you redeem or exchange your shares within 90 days of purchase, you will be charged a 2.00% redemption fee.

(2) Based on amounts for the Fund's fiscal year ended December 31, 2003.

(3) Based on contractual fee waivers and expense reimbursements that may decrease after April 30, 2005.

The section entitled "Your Account-Selling Shares-Redemption Fee" on page 22 of the Prospectus is amended by replacing the entire section with the following:


REDEMPTION FEE If you redeem your shares within 90 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of

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the redemption  will be compared with the earliest  purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

o redemptions in a deceased shareholder account if such an account is registered in the deceased's name;
o redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);
o redemption of shares purchased through a dividend reinvestment program;
o redemption of shares pursuant to a systematic withdrawal plan; and
o redemptions by omnibus accounts maintained by financial intermediaries which have agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts.

The Fund reserves the right to waive redemptions fees for redemptions in certain qualified retirement and deferred compensation plans. Certain financial intermediaries that collect a redemption fee on behalf of the Fund do not recognize one or more of the exceptions to the redemption fee listed above. Customers purchasing shares through a financial intermediary should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the intermediary's omnibus account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The section entitled "Your Account-Exchange Privileges" on page 23 of the Prospectus is amended by replacing the entire section with the following:


EXCHANGE PRIVILEGES

You may exchange your shares of the Fund for shares of certain other funds by mail, telephone or the Internet unless you declined telephone/Internet redemption privileges on your account application. Not all funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding the funds available for exchange in your state. An exchange is a sale and purchase of shares and may have tax consequences. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. If you exchange your shares within 90 days of purchase, you will be charged a 2.00% redemption fee. To calculate the redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

                       PLEASE RETAIN FOR FUTURE REFERENCE.